                                                                   EXHIBIT 10.25

                                 FIRST AMENDMENT
                                       TO
               AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

            THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of February 4, 2005 (this "AMENDMENT"), is by and among (a) Fisher Scientific International Inc., a Delaware corporation, as agent for the Originators (in such capacity, the "ORIGINATOR AGENT"), (b) Cole-Parmer Instrument Company, an Illinois corporation, Fisher Clinical Services Inc., a Pennsylvania corporation, Fisher Hamilton L.L.C., a Delaware limited liability company, and Fisher Scientific Company L.L.C., a Delaware limited liability company (each of the foregoing, an "ORIGINATOR" and collectively, the "Originators"), and (c) FSI Receivables Company LLC., a Delaware limited liability company formerly known as FSI Receivables Corp. ("BUYER").

                                    RECITALS

            WHEREAS, the Originator Agent, the Originators and Buyer are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of February 14, 2003 (the "RECEIVABLES PURCHASE AGREEMENT"); and

            WHEREAS, the parties desire to amend certain provisions of the Receivables Purchase Agreement as herein set forth.

            NOW, THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Originator Agent, the Originators and Buyer hereby agree as follows:

SECTION 1. AMENDMENTS.

            1.1. The third recital of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

            Following the purchase of Receivables from each Originator, Buyer will, from time to time, transfer undivided interests therein and in the associated Related Security and Collections pursuant to that certain Amended and Restated Receivables Transfer Agreement dated as of February 4, 2005 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "TRANSFER AGREEMENT") among Buyer, Parent, as Servicer, Liberty Street Funding Corp. ("LIBERTY STREET"), Atlantic Asset Securitization Corp., a Delaware corporation ("ATLANTIC"), The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency ("SCOTIABANK"), and its assigns (collectively, the "LIBERTY STREET LIQUIDITY BANKS" and, together with Liberty Street, the "LIBERTY STREET GROUP"), Calyon New York Branch, a French chartered bank acting through its New York branch ("CALYON"), and its assigns

      (collectively, the "ATLANTIC LIQUIDITY BANKS" and, together with Atlantic, the "ATLANTIC GROUP"), Scotiabank, in its capacity as agent for the Liberty Street Group (the "LIBERTY STREET AGENT" or a "CO-AGENT"), Calyon, in its capacity as agent for the Atlantic Group (the "ATLANTIC AGENT" or a "CO-AGENT"), and Scotiabank, in its capacity as administrative agent for the Atlantic Group, the Liberty Street Group and each Co-Agent (in such capacity, together with its successors and assigns, the "ADMINISTRATIVE AGENT" and, together with each of the Co-Agents, the "AGENTS").

            1.2. All references in the Receivables Purchase Agreement to Wachovia Bank, National Association, as Administrative Agent, are hereby replaced with references to The Bank of Nova Scotia, a Canadian chartered bank acting through its New York Agency, as Administrative Agent.

            1.3. All references in the Receivables Purchase Agreement to Wachovia Bank, National Association, as Blue Ridge Agent, are hereby replaced with references to Calyon New York Branch, a French chartered bank acting through its New York branch, as Atlantic Agent.

            1.4. All references in the Receivables Purchase Agreement to the Groups shall hereafter be deemed to refer to the Liberty Street Group and the Atlantic Group, and all references to the Liquidity Banks shall be deemed to refer to the Liberty Street Liquidity Banks and the Atlantic Liquidity Banks.

            1.5. Buyer's address set forth on the signature page of the Receivables Purchase Agreement is hereby changed to the following:

                              FSI Receivables Company LLC
                              Suite 1404, Nemours Building
                              1007 Orange Street
                              Wilmington, DE  19801
                              Attention: Mike Doyle
                              Tel: (302) 472-9103
                              Fax: (302) 472-9189

                              WITH A COPY TO:

                              Fisher Scientific International Inc.
                              Liberty Lane
                              Hampton, NH 03842
                              Attention:  Todd M. DuChene
                              Tel:(603) 929-2340
                              Fax:(603) 929-2703

                              AND:

                              Fisher Scientific Company L.L.C.
                              2000 Park Lane
                              Pittsburgh, PA 15275
                              Attention: Judy Bane
                              Tel: (412) 490-8549
                              Fax: (412) 490-5709

SECTION 2. EFFECTIVENESS.

            This Amendment will be effective upon the later to occur of (i) receipt by the Administrative Agent of counterparts hereof duly executed by each of the parties hereto, and (ii) effectiveness of the Transfer Agreement (as defined in Section 1.1 above).

SECTION 3. REPRESENTATIONS AND WARRANTIES.

            In order to induce the other parties to enter into this Amendment, each of the parties hereby represents and warrants to the others that:

            (a) Each of its representations and warranties contained in the Receivables Purchase Agreement and in each Transaction Document to which it is a party, is, after giving effect to this Amendment, true and correct in all material respects as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date, in which case, such representation and warranty is true and correct in all material respects as of such earlier date.

            (b) Its execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or limited liability company action required on its part and this Amendment is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally.

            (c) Neither its execution, delivery and performance of this Amendment nor its consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of its organizational documents, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which it is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agents on or before the date hereof.

SECTION 4. REFERENCE TO AND EFFECT UPON THE RECEIVABLES TRANSFER AGREEMENT.

            (a) Except as specifically set forth above, the Receivables Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (b) The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or any other Transaction Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agents may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other Transaction Document or (iii) constitute a waiver of any provision of the Receivables Purchase Agreement or any Transaction Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Receivables Purchase Agreement and the Transaction Documents to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement.

SECTION 5. GOVERNING LAW.

            THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 ET SEQ. OF THE GENERAL OBLIGATIONS LAW.

SECTION 6. COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.

            This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of a signature page to this Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                            [signature pages follow]
                                        4

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                             FISHER SCIENTIFIC INTERNATIONAL INC.,
                             AS ORIGINATOR AGENT

                             By:      ___________________________________

                             Name:
                             Title:

                             COLE-PARMER INSTRUMENT COMPANY, AS AN ORIGINATOR

                             By:      ___________________________________

                             Name:
                             Title:

                             FISHER CLINICAL SERVICES INC., AS AN ORIGINATOR

                             By:      ___________________________________

                             Name:
                             Title:

                             FISHER HAMILTON L.L.C., AS AN ORIGINATOR

                             By:      ___________________________________

                             Name:
                             Title:

                             FISHER SCIENTIFIC COMPANY L.L.C., AS AN ORIGINATOR

                             By:      ___________________________________

                             Name:
                             Title:

                             FSI RECEIVABLES COMPANY LLC, AS BUYER

                             By:      ___________________________________

                             Name:
                             Title:

THE UNDERSIGNED HEREBY CONSENTS TO THE FOREGOING AMENDMENT:

THE BANK OF NOVA SCOTIA, AS LIBERTY STREET AGENT AND AS ADMINISTRATIVE AGENT

By:___________________________________

Name:
Title:

THE UNDERSIGNED HEREBY CONSENTS TO THE FOREGOING AMENDMENT:

CALYON NEW YORK BRANCH, AS ATLANTIC AGENT
By: ___________________________________
Name:
Title:

By: ___________________________________

Name:
Title: